                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints CHRISTINE A. NIXON and MALLARY L. REZNIK or each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

         SIGNATURE                  TITLE                              DATE
         ---------                  -----                              ----
/S/ JAY S. WINTROB                  Chief Executive Officer,           September 26, 2001
--------------------------          President and Director
Jay S. Wintrob                      (Principal Executive Officer)



/s/ MARC H. GAMSIN                  Senior Vice President              September 26, 2001
--------------------------          & Director
Marc H. Gamsin


/s/ N. SCOTT GILLIS                 Senior Vice President              September 26, 2001
--------------------------          & Director
N. Scott Gillis


/s/ JAMES R. BELARDI                Senior Vice President              September 26, 2001
--------------------------          & Director
James R. Belardi


/s/ JANA W. GREER                   Senior Vice President              September 26, 2001
--------------------------          & Director
Jana W. Greer


/s/ MAURICE S. HEBERT                Vice President &                  September 26, 2001
--------------------------           Controller
Maurice S. Hebert                    (Principal Accounting Officer)